Putnam
Investment
Grade
Municipal
Trust

SEMIANNUAL REPORT

May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "When we evaluate the performance potential of a particular bond, we heavily weigh its income capabilities, knowing full well that, historically, income has been the major driver of total return. However, in a market with downside risk, the need for income must be balanced with the need for total-return strategies that build net asset value."

                       --  Richard P. Wyke, Fund Manager

* "Thirty-year munis rated AAA (the highest credit-quality rating) recently yielded 5.9% -- or about 85% of the yield of a comparable Treasury bond. By contrast, ten-year, triple-A munis offer only 75% of the yield of a comparable Treasury -- still a bargain for people in the 28% tax-bracket or higher."

                       --  Kiplinger's Personal Finance Magazine, June 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright]  Karsh, Ottawa

Dear Shareholder:

Putnam Investment Grade Municipal Trust began fiscal 1997 on a hopeful, yet cautious note in December 1996 after a somewhat tumultuous year for the municipal bond market. The hope was well warranted, since the market was firmly into a rally when the period began. The caution was well placed, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the close of the first half of the fiscal year on May 31, 1997, we can see that volatility during the period, while somewhat nerve-racking for many investors, was low by historical standards. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Richard Wyke discusses your fund's performance for the year's first half and his view of its prospects for the remainder of the year. His report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Richard P. Wyke

With the tightening yield spread between higher- and lower-quality bonds and positive supply/demand dynamics supporting favorable market conditions during the six months ended May 31, 1997, Putnam Investment Grade Municipal Trust delivered competitive returns. The fund's results of 1.64% at net asset value and 6.55% at market price for the period compare favorably with results for the fund's competitive benchmark, the Lehman Municipal Bond Index, which posted a 1.69% return. Performance for longer time periods can be found on page 8.

* QUALITY SPREAD COMPRESSION FAVORS Baa-RATED BONDS

When interest rates are low, bond investors are more confident and often more comfortable with higher-risk investments such as lower-rated bonds. Consequently, in such an environment, the gap between yields of low-rated and higher-rated securities often narrows. That explains why the continued tightening of quality spreads between higher- and lower-quality bonds became one of the defining events of your fund's semiannual period. In fact, Baa-rated municipal bonds were the top-performing securities for the period, followed by those rated A.

As more investors opt for higher-yielding bonds, the prices of these securities appreciate. Conversely, demand for -- and prices of -- Aaa-rated and insured bonds generally softens. The fund's A-rated and Baa-rated bonds made up 39.2% of the fund's market value at period's end, up from 36.6% at the end of fiscal 1996. On May 31, 1997, the portfolio had an average quality rating of Aa, with approximately 46% of holdings rated Aaa.

* TIGHT SUPPLY A MAJOR FACTOR IN PERFORMANCE

The scarcity of municipal bonds has had a profoundly positive impact on the performance of tax-free securities and enabled municipals to outperform Treasuries during the period. This tight supply is the result of two factors: the sharp decline in the number of new bonds coming to market and the excessive demand in the secondary market by individual investors and insurance companies. While a low supply can lead to price appreciation for existing municipal bonds, it can also complicate our search for bonds with the right balance of credit quality, yield, and relative price stability. In this environment, special attention to credit and sector selection will remain particularly important in the months ahead.

* FUND PURSUES SUSTAINABLE INCOME WHILE CONSIDERING FUTURE APPRECIATION
  POTENTIAL

As always, we concentrate primarily on the fund's objective of providing shareholders with attractive levels of tax-free income. Our overall focus is consistently on top-quality bonds with solid income potential, but we may also take advantage of income-producing bonds in lower-tier investment-grade credits to help enhance returns. Industrial revenue bonds in two of the fund's sectors, airlines and hospitals, exemplify this strategy, and holdings were increased in both sectors during the period to enable the fund to lock in high income and potential price appreciation through improving credit quality.

Airline-related holdings have climbed by 3.3% of net assets, primarily through acquisitions in United Airlines and Continental Airlines. Encouraged by a strengthening national economy, these holdings benefited from industry efforts to reduce costs and the record earnings posted for the first quarter of calendar 1997. This is a trend we expect to continue into the second half of the fiscal year. Within the health-care sector, hospital holdings increased by more than 1.5% during the period and at fiscal 1997's midpoint represented more than 9.6% of net assets. The improving quality of hospital management is increasing profitability, a point that is favorably coloring investors' view of these bonds.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                   22.0%

Transportation              16.8%

Hospitals/health care       15.3%

Housing                     10.8%

Waste management             7.6%

Footnote reads:
* Based on net assets as of 5/31/97. Holdings will vary over time.

Another strategy we employ to help increase returns is buying inverse floaters. Inverse floaters, also known as residual interest bonds (RIBs), are variable-rate bonds whose yields move in the opposite direction of short-term interest rates. Like all derivative products, these securities require careful handling but can offer attractive benefits when used appropriately. In the current environment's relatively low short-term interest rates, these securities can help to increase your fund's yield and also provide appreciation potential if long-term rates decline. By the end of the period, inverse floaters had climbed by 2% and represented about 12% of net assets.

Prerefunded bonds delivered still more good news. Prerefunding takes place when an issuer floats a second bond in order to raise funds to pay off an older bond, generally at the first call date. The proceeds from the second bond are invested in a top-quality instrument, usually U.S. Treasury securities, that will mature close to the time that the older bond can be called. The market often perceives the added safety as equal to a credit upgrade, and the move can boost the bond's price and remove some risk from the portfolio. Given our success in this area, we're scaling back holdings, taking gains, and reinvesting the proceeds in municipal electric utilities.

From a state allocation perspective, the most noteworthy development was the increased weighting of New York holdings (from 7.1% to 10.2% of net assets) over the past six months. Given the yield-spread compression taking place in the municipal market, positions in A-rated New York City water and general obligation bonds provided a significant boost to the fund's performance.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A     -                     12.1%

Aa    -                      3.7%

Aaa   -                     47.6%

Ba    -                     10  %

Baa   -                     25.4%

C     -                      0.1%

D     -                      0.2%

VMIGI -                      0.9%

Footnote reads:
* As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The net effect of these sector strategies has been a gradual lengthening of the fund's duration from 8.02 years at the start of the period to 8.63 years by period's end. We believe this shift places the fund in good standing within its competitive universe while positioning the portfolio for future income and appreciation potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking a high level of current income, free from federal income tax, as is consistent with the preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/97
(common shares)

                                                   Lehman Bros.
                                      Market        Municipal      Consumer
                             NAV      price         Bond Index    Price Index
------------------------------------------------------------------------------
6 months                    1.64%      6.55%           1.69%         0.95%
------------------------------------------------------------------------------
1 year                      7.80      13.71            8.29          2.23
------------------------------------------------------------------------------
5 years                    44.77      64.17           41.80         14.60
Annual average              7.68      10.42            7.24          2.76
------------------------------------------------------------------------------
Life of fund
(since 10/26/89)           89.74     110.21           79.18         27.47
Annual average              8.80      10.28            8.00          3.25
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
(common shares)                                                     Market
                                                       NAV          price
------------------------------------------------------------------------------
6 months                                              3.07%         10.91%
------------------------------------------------------------------------------
1 year                                                8.31          16.21
------------------------------------------------------------------------------
5 years                                              42.64          69.56
Annual average                                        7.36          11.14
------------------------------------------------------------------------------
Life of fund
(since 10/26/89)                                     92.49         116.16
 Annual average                                       8.90          10.56
------------------------------------------------------------------------------

Performance data for common shares represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/97

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                            6
------------------------------------------------------------------------------
Income                                          $0.48
------------------------------------------------------------------------------
Capital gains1                                    --
------------------------------------------------------------------------------
  Total                                         $0.48
------------------------------------------------------------------------------
Preferred shares Series A (1,400 shares)
------------------------------------------------------------------------------
Income                                        $1,827.52
------------------------------------------------------------------------------
Capital gains                                     --
------------------------------------------------------------------------------
  Total                                       $1,827.52
------------------------------------------------------------------------------
Share value:
------------------------------------------------------------------------------
(common shares):                     NAV                      Market price
------------------------------------------------------------------------------
11/30/96                           $11.94                        $13.625
------------------------------------------------------------------------------
5/31/97                             11.70                         14.000
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
(common shares):                     NAV                      Market price
------------------------------------------------------------------------------
Current dividend rate2              8.21%                          6.86%
------------------------------------------------------------------------------
Taxable equivalent3                13.59                          11.36
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
May 31, 1997 (Unaudited)

Key to Abbreviations
AMBAC        -- AMBAC Indemnity Corporation
COP          -- Certificate of Participation
FGIC         -- Financial Guaranty Insurance Company
FSA          -- Financial Security Assurance
GNMA Coll.   -- Government National Mortgage Association Collateralized
G.O. Bonds   -- General Obligation Bonds
IFB          -- Inverse Floating Rate Bonds
MBIA         -- Municipal Bond Investors Assurance Corporation
PSFG         -- Permanent School Fund Guaranteed
VRDN         -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (98.7%) *
PRINCIPAL AMOUNT                                                            RATINGS**                  VALUE

Alabama  (1.6%)
------------------------------------------------------------------------------------------------------------
 $ 5,500,000     Gadsden East, Med. Clinic Board Rev. Bonds (Baptist
                   Hosp. of Gadsden Inc.), Ser. A, 7.8s, 11/1/21               AAA/P            $  6,290,625

Arizona  (0.3%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                   (Asarco Inc.), Ser. 85, 8.9s, 7/1/06                        Baa                 1,033,080

California  (9.1%)
------------------------------------------------------------------------------------------------------------
      4,650,000  CA State U. IFB, AMBAC, 9.583s, 11/1/21 (acquired
                   from 8/5/91 to 8/31/94, cost $4,659,603) [DBL. DAGGER]      Aaa                 5,487,000
      5,200,000  Central Valley Fin. Auth. Rev. Bonds (Carson
                   Ice-Cogeneration), 6s, 7/1/09                               BBB                 5,304,000
      3,000,000  Contra Costa Wtr. Dist. Rev. Bonds, Ser. G,
                   MBIA, 5s, 10/1/24                                           Aaa                 2,733,750
                 Los Angeles Cnty., Metro Transit Auth.
                   Sales Tax Rev. Bonds
      3,235,000    Second Tier Lien, Ser. A, MBIA, 5 3/4s, 7/1/11              Aaa                 3,360,356
      3,030,000    5 5/8s, 7/1/11                                              Aaa                 3,113,325
      4,425,000  Los Angeles, Regl. Arpts. Impt. Corp. Lease
                   Rev. Bonds (Continental Airlines), 9s, 8/1/17               BB/P                4,701,563
      2,800,000  Orange Cnty., Local Trans. Auth. Sales Tax
                   Rev. Bonds, FGIC, 6.1s, 2/14/11                             Aaa                 2,891,000
      2,550,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                   Management), 7 7/8s, 12/1/13                                Baa                 2,677,500
      4,625,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                   FGIC, 5s, 5/15/25                                           Aaa                 4,220,313
                                                                                              --------------
                                                                                                  34,488,807

Colorado  (7.9%)
------------------------------------------------------------------------------------------------------------
                 Denver, City & Cnty. Arpt. Rev. Bonds
      1,000,000    Ser. A, 8 3/4s, 11/15/23                                    Baa                 1,170,000
      4,775,000    Ser. A, 8 1/2s, 11/15/23                                    Baa                 5,359,938
      4,900,000    Ser. A, 8 1/4s, 11/15/12                                    Baa                 5,463,500
      5,200,000    Ser. A, 8s, 11/15/25                                        Baa                 5,772,000
      8,000,000    Ser. D, 7 3/4s, 11/15/21                                    Baa                 8,830,000
      3,000,000    Ser. D, 7 3/4s, 11/15/13                                    Baa                 3,656,250
                                                                                              --------------
                                                                                                  30,251,688

Connecticut  (1.9%)
------------------------------------------------------------------------------------------------------------
      4,825,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                   (New England Power Co.), 7 1/4s, 10/15/15                   A                   5,144,656
      2,000,000  CT State Res. Recv. Auth. Muni. Rev. Bonds
                   (Bridgeport Service Fee), Ser. A, 7 1/2s, 1/1/09            Baa                 2,092,500
                                                                                              --------------
                                                                                                   7,237,156

District of Columbia  (0.7%)
------------------------------------------------------------------------------------------------------------
      2,500,000  DC Rev. Bonds (Georgetown U.), Ser. B,
                   7.15s, 4/1/21                                               A                   2,646,875

Florida  (3.9%)
------------------------------------------------------------------------------------------------------------
     11,555,000  Broward Cnty., Resource Recvy. Rev. Bonds
                   (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                  12,594,950
      2,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                     B/P                 2,225,000
                                                                                              --------------
                                                                                                  14,819,950

Georgia  (2.5%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                   (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22              Aaa                 4,690,000
      4,800,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                   (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17             BBB/P               4,980,000
                                                                                              --------------
                                                                                                   9,670,000

Hawaii  (1.3%)
------------------------------------------------------------------------------------------------------------
      4,500,000  HI State Dept. of Budget & Fin. Special Purpose
                   Mtge. IFB, 8.909s, 11/1/21                                  AAA                 4,910,625

Illinois  (0.7%)
------------------------------------------------------------------------------------------------------------
      2,430,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa                 2,730,713

Indiana  (0.6%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Indiana Bond Bank Note (Special Loan Program),
                   Ser. B, 8 1/2s, 2/1/18                                      A                   1,041,370
      1,000,000  Rockport, Indl. Poll. Ctrl. Rev. Bonds (Indiana-
                   Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                  Aaa                 1,106,250
                                                                                              --------------
                                                                                                   2,147,620

Kansas  (1.3%)
------------------------------------------------------------------------------------------------------------
      4,500,000  Burlington, Poll. Control Rev. Bonds (Kansas Gas &
                   Electric Co.), MBIA, 7s, 6/1/31                             Aaa                 4,921,875

Louisiana  (7.4%)
------------------------------------------------------------------------------------------------------------
      9,250,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                            Baa                10,013,125
                 W. Feliciana Parish Poll. Control Rev. Bonds
                   (Gulf States Utils. Co.)
      2,500,000    8s, 12/1/24                                                 Ba                  2,671,875
      5,100,000    7.7s, 12/1/14                                               Ba                  5,597,250
      3,000,000    Ser. III, 7.7s, 12/1/14                                     Ba                  3,292,500
      6,000,000    Ser. A, 7 1/2s, 5/1/15                                      BB                  6,442,500
                                                                                              --------------
                                                                                                  28,017,250

Maine  (1.4%)
------------------------------------------------------------------------------------------------------------
      5,000,000  ME Fin. Auth. Solid Waste Recycling Fac. Rev. Bonds
                   (Great Northern Paper), 7 3/4s, 10/1/22                     Baa                 5,468,750

Maryland  (0.6%)
------------------------------------------------------------------------------------------------------------
      2,000,000  MD, State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                   (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                      Aaa                 2,280,000

Massachusetts  (5.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Ba                  4,065,000
      8,750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                   Central MA), Ser. B, AMBAC, 8.87s, 6/23/22                  Aaa                 9,942,188
      5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds (Cape Cod
                   Hlth. Syst. Issue), 8 1/2s, 11/15/20                        Aaa                 5,731,250
      2,100,000  MA State Wtr. Poll. Auth. Rev. Bonds, Ser. B,
                   5 1/4s, 8/1/14                                              Aa                  2,044,875
                                                                                              --------------
                                                                                                  21,783,313

Michigan  (2.2%)
------------------------------------------------------------------------------------------------------------
      1,735,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                   Ser. A, 8.72s, 5/1/21                                       BBB/P               2,121,038
      2,200,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.562s, 7/1/22          Aaa                 2,381,500
      1,690,000  Highland Park, Fin. Auth. Hosp. Fac. Rev. Bonds
                   (MI Hlth. Care Corp.), Ser. A, 9 3/4s, 12/1/06
                   (In Default) +                                              C                     304,200
      3,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   (Mercy Svcs. for Aging), 9.4s, 5/15/20                      BBB/P               3,393,750
                                                                                              --------------
                                                                                                   8,200,488

Minnesota  (0.9%)
------------------------------------------------------------------------------------------------------------
      3,500,000  Duluth, Tax Increment VRDN (Lake Superior Paper),
                   3.85s, 9/1/10                                               VMIG1               3,500,000

Mississippi  (2.3%)
------------------------------------------------------------------------------------------------------------
      7,950,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy Inc.), Ser. C, 9 7/8s, 12/1/14                 Ba                  8,675,438

Missouri  (3.9%)
------------------------------------------------------------------------------------------------------------
      2,500,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                  Aa                  2,734,375
      8,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                   (Whispering Lake), Ser. A-11, FSA, 7.1s, 1/1/30             Aaa                 9,356,125
      2,500,000  Sikeston, Elec. Auth. Rev. Bonds, MBIA, 6s, 6/1/13            Aaa                 2,662,500
                                                                                              --------------
                                                                                                  14,753,000

Nebraska  (2.2%)
------------------------------------------------------------------------------------------------------------
      2,100,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                   Ser. B, GNMA Coll., 10.882s, 3/15/22                        Aaa                 2,333,625
      5,845,000  NE Investment Fin. Auth. Single Fam. Mtge.
                   Rev. Bonds, Ser. 1, GNMA Coll, 8 1/8s, 8/15/38              Aaa                 6,071,494
                                                                                              --------------
                                                                                                   8,405,119

Nevada  (1.8%)
------------------------------------------------------------------------------------------------------------
      6,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                   7.8s, 6/1/20                                                Baa                 6,979,375

New York  (10.2%)
------------------------------------------------------------------------------------------------------------
                 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
      4,100,000    Ser. B, 5 3/4s, 6/15/26                                     A                   4,043,625
      9,000,000    Ser. A, 5 1/2s, 6/15/24                                     A                   8,617,500
                 NY State Dorm. Auth. Rev. Bonds
      4,500,000    (City U. Syst.), Ser. F, 7 7/8s, 7/1/17                     Aaa                 5,017,500
      6,250,000    (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                 Aaa                 6,929,688
      2,000,000    (City U. Syst.), Ser. A, 7 5/8s, 7/1/20                     Aaa                 2,217,500
      2,450,000  NY State Energy Research & Dev. Auth. Elec. Fac.
                   Rev. Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                   7 3/4s, 1/1/24                                              A                   2,531,365
      1,535,000  NY State Urban Dev. Corp. Rev. Bonds
                   (Syracuse U. Ctr.), 6s, 1/1/08                              Baa                 1,607,913
      8,780,000  Triborough Bridge & Tunnel Auth. General Purpose
                   Rev. Bonds, Ser. A, 5s, 1/1/24                              Aa                  7,989,800
                                                                                              --------------
                                                                                                  38,954,891

Ohio  (1.8%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Lucas Cnty., Hlth. Fac. VRDN (Lutheran Homes
                   Society), 3 1/2s, 11/1/19                                   Aa                  1,000,000
      5,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                   (Cleveland Co.), FGIC, 8s, 12/1/13                          Aaa                 5,787,500
                                                                                              --------------
                                                                                                   6,787,500

Oklahoma  (0.3%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A,
                   MBIA, 6s, 10/1/16                                           Aaa                 1,058,750

Pennsylvania  (4.4%)
------------------------------------------------------------------------------------------------------------
      2,960,000  Allegheny Cnty., Resc. Fin. Auth. Mtge. Rev. Bonds
                   (Single Fam.), Ser. M, GNMA Coll., 7.9s, 6/1/11             Aaa                 3,096,900
      5,000,000  Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds,
                   7 1/2s, 1/1/12                                              A                   5,256,250
      7,600,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                   MBIA, 10.828s, 3/1/20                                       Aaa                 8,502,500
                                                                                              --------------
                                                                                                  16,855,650

Tennessee  (3.8%)
------------------------------------------------------------------------------------------------------------
      2,600,000  Metropolitan Govt. Nashville & metropolitan Cnty.
                   Tenn. Wtr. & Swr. IFB, AMBAC, 8.124s, 1/1/22                Aaa                 2,700,750
   $10,900,000   SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                   (Steeplechase Falls), Ser. A-10, FSA, 7 1/8s, 1/1/30        Aaa                11,826,500
                                                                                              --------------
                                                                                                  14,527,250
Texas  (9.7%)
------------------------------------------------------------------------------------------------------------
      6,500,000  Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                   Corp.), 6 3/8s, 4/1/21                                      Baa                 6,638,125
      2,770,000  Austin, School Dist. G.O. Bonds, PSFG,
                   5 3/4s, 8/1/15                                              Aaa                 2,811,550
      2,500,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                   AAA                 2,896,875
      5,000,000  Brazos River, Poll. Control Auth. Rev. Bonds
                   (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21               Baa                 5,468,750
      4,390,000  Matagorda Cnty., Poll. Control Rev. Bonds
                   (Houston Lt. & Pwr.), Ser. D, FGIC, 7.6s, 10/1/19           Aaa                 4,746,688
      8,000,000  North Central TX Hlth. Fac. Dev. Corp. IFB
                   (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                   8.97s, 6/15/21                                              Aaa                 9,420,000
      4,500,000  TX State Nat'l. Research Lab. Communication
                   Superconductor G.O. Bonds, 7 1/8s, 4/1/20                   Aaa                 4,899,375
                                                                                              --------------
                                                                                                  36,881,363
Utah  (4.4%)
------------------------------------------------------------------------------------------------------------
     16,000,000  Utah Pwr. Supply Rev. Bonds (Intermountain
                   Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                    Aaa                16,820,000

Vermont  (1.3%)
------------------------------------------------------------------------------------------------------------
      4,830,000  VT Edl. & Hlth. Bldgs. Fin. Agcy. Rev. Bonds
                   (Brattleboro Memorial Hosp.), 7s, 3/1/24                    BBB                 4,884,338

West Virginia  (0.2%)
------------------------------------------------------------------------------------------------------------
      1,400,000  Marion Cnty., Cmnty. Solid Waste Disp. Fac.
                   Rev. Bonds (American Pwr. Paper Recycling),
                   8 1/4s, 12/1/11 (In Default) +                              D/P                   700,000

Wisconsin  (2.4%)
------------------------------------------------------------------------------------------------------------
      3,400,000  WI Hsg. & Econ. Dev. Auth. Rev. Bonds, Ser. B,
                   7.05s, 11/1/22                                              A                   3,591,250
      5,600,000  WI Hlth. & Edl. Fac. Auth. Rev Bonds (United Hlth.
                   Group, Inc.), Ser. B, MBIA 5 1/2s, 2020                     Aaa                 5,382,994
                                                                                              --------------
                                                                                                   8,974,244
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $362,747,513) ***                                      $375,655,733
------------------------------------------------------------------------------------------------------------

*    Percentages indicated are based on net assets of $380,567,471.

**   The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

 *** The aggregate identified cost on a tax basis is $362,747,513, resulting in gross unrealized appreciation and depreciation of $16,587,093 and $3,678,873, respectively, or net unrealized appreciation of
     $12,908,220.

+    Non-income-producing security.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1997, was
              $5,487,000 or 1.4% of net assets.

              The rates shown on the IFBs which are securities paying variable interest rates that vary inversely to changes in the market interest rates and VRDNs are the current interest rates at May 31, 1997, and are subject to change based on the terms of the security.

              The fund had the following industry group concentrations greater than
              10% at May 31, 1997 (as a percentage of net assets):

                  Utilities                      22.0%
                  Transportation                 16.8
                  Hospitals/Health Care          15.3
                  Housing                        10.8

              The fund had the following insurance concentration greater than 10% at
              May 31, 1997 (as a percentage of net assets):

                  MBIA                           18.1%

              The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $362,747,513) (Note 1)                                               $ 375,655,733
---------------------------------------------------------------------------------------------------
Cash                                                                                        149,948
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       7,070,969
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              165,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            383,041,650

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,733,073
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                660,828
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   39,341
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 6,894
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,250
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       32,793
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         2,474,179
---------------------------------------------------------------------------------------------------
Net assets                                                                             $380,567,471

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares (1,400 shares authorized and
outstanding at $100,000 per share) (Note 4)                                            $140,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)                 227,482,750
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              7,746,208
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (7,569,707)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               12,908,220
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $380,567,471

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                   $140,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on
remarketed preferred shares                                                                  14,698
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed
preferred shares -- liquidation preference                                             $140,014,698
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $240,552,773
---------------------------------------------------------------------------------------------------
Net asset value per common share
($240,552,773 divided by 20,556,231 shares)                                            $      11.70
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1997 (Unaudited)

Tax exempt interest income:                                                           $ 12,955,797
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,322,755
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             130,000
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           14,735
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,708
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      7,843
--------------------------------------------------------------------------------------------------
Auditing                                                                                    25,955
--------------------------------------------------------------------------------------------------
Legal                                                                                       15,164
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       13,759
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     184,333
--------------------------------------------------------------------------------------------------
Other                                                                                       13,988
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,732,240
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (30,164)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,702,076
--------------------------------------------------------------------------------------------------
Net investment income                                                                   11,253,721
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                            25,296
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            611,310
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                                     (4,517,363)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (3,880,757)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $  7,372,964
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                             May 31        November 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 11,253,721       $ 21,874,192
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            636,606             17,036
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                               (4,517,363)        (6,157,973)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      7,372,964         15,733,255
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (2,558,528)        (5,200,089)
----------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                                                  --            (45,038)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $14,698
and $13,080, respectively)                                                                4,814,436         10,488,128
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (9,850,021)       (19,568,069)
----------------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                                             1,113,146          2,567,091
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                             (3,922,439)        (6,512,850)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     384,489,910        391,002,760
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $7,746,208 and $8,901,036, respectively)                                     $380,567,471       $384,489,910
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                         20,470,991         20,272,824
----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                               85,240            198,167
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                               20,556,231         20,470,991
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                                1,400              1,400
----------------------------------------------------------------------------------------------------------------------
* Unaudited.

The accompanying notes are an integral part of these financial statements.






Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                         May 31
operating performance         (Unaudited)                                   Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                   $11.94           $12.37           $11.22           $13.44           $12.36           $11.51
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .55             1.06             1.17             1.20             1.32             1.35
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.19)            (.28)            1.23            (2.03)             .91              .65
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .36              .78             2.40             (.83)            2.23             2.00
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders              (.48)            (.96)            (.94)            (.97)            (.96)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders           (.12)            (.25)            (.28)            (.19)            (.16)            (.24)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                --               --               --             (.21)              --               --
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders             --               --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                --               --             (.02)            (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders             --               -- (d)         (.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.60)           (1.21)           (1.25)           (1.39)           (1.15)           (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                   $11.70           $11.94           $12.37           $11.22           $13.44           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                   $14.00          $13.625          $13.500          $11.880          $14.000          $13.250
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market price
(common shares) (%)(a)              6.55 *           8.65            22.95           (6.74)            13.54            20.24
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $380,567         $384,490         $391,003         $364,814         $405,670         $381,681
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .72 *           1.49             1.50             1.45             1.40             1.45
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.61 *           6.84             7.50             8.07             8.59             9.20
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             21.08 *         146.43           122.65            78.97            33.73            44.39
------------------------------------------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Distributions in excess of net realized gain to the preferred stockholders amounted to less than
    $0.01 per common share.




Notes to financial statements
May 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $1,985,000 available to offset future net capital gains, if any, which will expire on November 30, 2004.

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on May 31, 1997 was 3.832%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis.

Discounts on zero coupon bonds and original issue discount are accreted according to the effective yield method.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1997, fund expenses were reduced by $30,164 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $650 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $83,608,499 and $79,019,792, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium. Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986, as amended. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 1997, no such restrictions have been placed on the fund.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weeekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.




[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34400-058   7/97